Accounts receivable	6 Months Ended
Jun. 30, 2024
Trade and other receivables [abstract]
Accounts receivable	Accounts receivable
The following table presents the accounts receivable and lease receivable less the expected credit loss (in USD thousands):

	June 30, 2024	December 31, 2023
Accounts receivable	$6,123	$10,259
Accrued contract revenue	4,850	4,451
Lease receivable	—	28
Allowance for expected credit losses	(1,049)	(1,181)
Net accounts receivable	$9,924	$13,557
The Company records increases to, reversals of, and write-offs of the allowance for expected credit losses as “Selling and Marketing” expenses within its interim condensed consolidated statements of profit and loss. The following table provides a rollforward of the allowance for expected credit losses for the six months ended June 30, 2024 and 2023, that is deducted from the amortized cost basis of accounts receivable to present the net amount expected to be collected (in USD thousands):

	2024	2023
As of January 1	$1,181	$1,095
Increase	61	786
Reversals	(95)	(665)
Write-off	(36)	(51)
Currency translation adjustments	(62)	47
As of June 30	$1,049	$1,212

As of June 30, 2024 and December 31, 2023, the Company’s largest customer’s balance represented 16% and 24% of accounts receivable, respectively. All customer balances that individually exceeded 1% of accounts receivable in aggregate amounted to $3.7 million and $6.7 million as of June 30, 2024 and December 31, 2023, respectively.